EXHIBIT 10.47


                               CAUSE NO. GN302072

OTTER CREEK PARTNERS I, L.P.                    IN THE DISTRICT COURT

                Plaintiff,
v.
                                                TRAVIS COUNTY, TEXAS
FINANCIAL INDUSTRIES CORPORATION

                Defendant
                                                200TH JUDICIAL DISTRICT


               COMPROMISE SETTLEMENT AGREEMENT AND MUTUAL RELEASE


     This Compromise Settlement Agreement and Mutual Release (this "Agreement") is made as of the 16th day of December, 2003, by and among Otter Creek Partners I, L.P. ("Otter Creek I"), Otter Creek Management, Inc. ("Otter Creek Management"), and Otter Creek International, Ltd. ("Otter Creek International"), (Otter Creek I, Otter Creek Management, and Otter Creek International are sometimes collectively referred to hereinafter as "Otter Creek") and Defendant Financial Industries Corporation ("FIC"), as follows:

     1.0. RECITALS.

     1.1. Otter Creek I is a limited partnership organized under the laws of the State of Delaware. Otter Creek International is an investment corporation organized under the laws of the British Virgin Islands. Otter Creek Management is a corporation organized under the laws of the State of Delaware.

     1.2. FIC is a corporation organized under the laws of the State of Texas, with its principal offices at 6500 River Place Blvd., Building 1, Austin, Texas 78730.

     1.3. Otter Creek I and Otter Creek International own shares of FIC common stock. Otter Creek and FIC have been involved in disputes and controversies between them, as is reflected in part in the pleadings filed and orders entered in the above-entitled and numbered cause (this "Litigation"). In particular, Otter Creek has claimed that FIC and/or its officers and/or directors (1) improperly manipulated the date of the 2002 shareholders' meeting to gain an advantage for the then Board of Directors' nominated slate of director candidates and (2) improperly obtained a proxy from the Roy F. and Joann Cole Mitte Foundation (the "Mitte Proxy") and then improperly voted the shares subject to the Mitte Proxy for the Board's nominated slate of directors, instead of abstaining from voting such shares or, alternatively, voting the shares proportionally for all director nominees (collectively, "the Litigation Claims"). In addition, Otter Creek proposed a slate of candidates for election to FIC's Board of Directors at FIC's 2003 Annual Meeting, and FIC and Otter Creek engaged in a proxy contest in connection with such Annual Meeting (the "Proxy Contest").



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     1.4.  Otter Creek has informed FIC that Otter Creek incurred legal fees and other expenses in excess of $535,000.00 (the "Proxy Contest Expenses") in connection with the Proxy Contest, and that Otter Creek has incurred legal fees, costs, and other expenses in the amount of $190,000.00 (the "Litigation Expenses") in connection with its filing and prosecution of this Litigation. In its Proxy Statement, Otter Creek stated that it would seek reimbursement of expenses incurred in the Proxy Contest if Otter Creek was successful in causing the election of at least one director to the Board of Directors of FIC. Otter Creek has now requested that FIC reimburse Otter Creek for the Proxy Contest Expenses and the Litigation Expenses.

     1.5. Otter Creek and FIC have now reached a compromise settlement pursuant to which this Litigation will be dismissed and the disputes and controversies between them will be resolved on the terms set out below.

     2.0. PARTIAL PAYMENT; SUBMISSION TO SHAREHOLDERS.

     2.1. FIC will pay to Otter Creek, by company check made payable to Otter Creek Management, Inc., the sum of $250,000.00 in partial payment of the Proxy Contest Expenses. Such payment will be delivered to Otter Creek's Litigation counsel within five (5) business days after the receipt by FIC's Litigation counsel of a copy of this Agreement executed on behalf of Otter Creek.

     2.2. FIC will reimburse Otter Creek an additional $475,000 for Proxy Contest and Litigation Expenses only if the holders of a majority of the FIC shares entitled to vote, present, or in person or represented by proxy at FIC's Annual Meeting of Shareholders in the year 2004 or, if earlier and with Otter Creek's consent, the next special meeting of shareholders (the "Reimbursement Proposal Meeting") (it being understood that abstentions and broker non-votes shall not be counted as being present and entitled to vote at the meeting and shall have no effect on the outcome of this matter) (a "Majority of Votes"), vote in favor of such reimbursement. The question of FIC's reimbursement of Otter Creek for such additional $475,000 for Proxy Contest and Litigation
Expenses will be submitted to the shareholders of FIC for vote (the "Reimbursement Proposal") at the Reimbursement Proposal Meeting, with a recommendation by the Board of Directors that the shareholders vote to approve the Reimbursement Proposal. In that regard, the Board will (a) solicit proxies in favor of the Reimbursement Proposal to the same extent proxies are solicited on behalf of any other matter recommended by the Board for consideration at such meeting and (b) cause the attorneys-in-fact or proxies named in the applicable proxy cards to vote the shares with respect to which proxies are given in the manner directed by such proxy cards. Such recommendation will also advise shareholders of potential conflicts of interest of various members of the Board of Directors with respect to such recommendation. In the event that a Majority of Votes are voted to approve the Reimbursement Proposal, FIC will pay to Otter Creek such additional $475,000 for Proxy Contest and Litigation Expenses by company check made payable to Otter Creek Management, Inc., delivered as directed by Keith Long to FIC's General Counsel, within five (5) business days after such direction is given.



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     3.0. MUTUAL RELEASES.

     3.1. General Release of FIC by Otter Creek. Otter Creek I, Otter Creek Management, and Otter Creek International, for and on behalf of themselves and each of their current and former principals, general or limited partners, directors, officers, shareholders, employees, parent companies, subsidiaries, affiliates, member firms, predecessors, successors, assigns, and trustees, if any (collectively, the "Otter Creek Releasing Parties"), hereby covenant not to sue and fully, finally, and forever generally RELEASE, SURRENDER, REMISE, ACQUIT, AND FOREVER DISCHARGE FIC and its current and former principals, general or limited partners, directors, officers, shareholders, employees, parent companies, subsidiaries, affiliates, member firms, predecessors, successors, assigns, trustees, agents, attorneys, accountants, insurers, and representatives of any kind, if any (collectively, the "FIC Released Parties"), jointly and severally, from any and all claims, disputes, demands, actions, liabilities, damages, suits (whether at law or in equity), promises, accounts, costs, expenses, setoffs, contributions, attorneys' fees and/or causes of action of whatever kind or character, whether past, present, KNOWN OR UNKNOWN, liquidated or unliquidated, contingent or non-contingent, accrued or unaccrued, or which may hereinafter arise as a result of the discovery of new and/or additional facts , which the Otter Creek Releasing Parties have had, may now have or might claim to have, or may have in the future against the FIC Released Parties to the extent arising out of the matters alleged in this Litigation, FIC's 2003 Annual Meeting and/or the Proxy Contest, INCLUDING, WITHOUT LIMITATION, TO THE EXTENT COVERED ABOVE, ANY AND ALL STATUTORY AND COMMON LAW CLAIMS FOR VIOLATION OF SHAREHOLDERS' RIGHTS, DECLARATORY JUDGMENT, COPYRIGHT INFRINGEMENT, UNJUST ENRICHMENT, BREACH OF EXPRESS OR IMPLIED CONTRACT, TORTIOUS INTERFERENCE WITH CONTRACT, PROMISSORY ESTOPPEL, BREACH OF IMPLIED COVENANTS, SPECIFIC PERFORMANCE, BREACH OF FIDUCIARY DUTY, INTENTIONAL INFLICTION OF EMOTIONAL
DISTRESS, NEGLIGENCE, AN ACCOUNTING, FRAUD, NEGLIGENT MISREPRESENTATION, FRAUDULENT INDUCEMENT (INCLUDING FRAUDULENT INDUCEMENT TO ENTER INTO THIS AGREEMENT), CONVERSION OR ANY CLAIM THAT ARISES PRIOR TO THE EFFECTIVE DATE OF THIS AGREEMENT, except for the obligations contained in this Agreement. This release, however, does not include derivative claims that do not arise out of this Litigation, FIC's 2003 Annual Meeting and/or the Proxy Contest.

     3.2.  General  Release  of Otter  Creek by FIC.  FIC,  for and on behalf of itself and each of its current and former principals, general or limited partners, directors, officers, shareholders, employees, parent companies, subsidiaries, affiliates, member firms, predecessors, successors, assigns, and trustees, if any (collectively, the "FIC Releasing Parties"), hereby covenants not to sue and fully, finally, and forever generally RELEASES, SURRENDERS, REMISES, ACQUITS, AND FOREVER DISCHARGES Otter Creek I, Otter Creek Management and Otter Creek International and their current and former principals, general or limited partners, directors, officers, shareholders, employees, parent companies, subsidiaries, affiliates, member firms, predecessors, successors, assigns, trustees, agents, attorneys, accountants, insurers, and representatives of any kind, if any, (collectively, the "Otter Creek Released Parties"), jointly and severally, from any and all claims, disputes, demands, actions, liabilities, damages, suits (whether at law or in equity), promises, accounts, costs, expenses, setoffs, contributions, attorneys' fees and/or causes of action of whatever kind or character, whether past, present, KNOWN OR UNKNOWN, liquidated



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or unliquidated,  contingent or non-contingent,  accrued or unaccrued,  or which may hereinafter arise as a result of the discovery of new and/or additional facts which the FIC Releasing Parties have had, may now have or might claim to have, or may have in the future against the Otter Creek Released Parties to the extent arising out of the matters alleged in this Litigation, FIC's 2003 Annual Meeting and/or the Proxy Contest, INCLUDING, WITHOUT LIMITATION, TO THE EXTENT COVERED ABOVE, ANY AND ALL STATUTORY AND COMMON LAW CLAIMS FOR VIOLATION OF SHAREHOLDERS' RIGHTS, DECLARATORY JUDGMENT, UNJUST ENRICHMENT, BREACH OF EXPRESS OR IMPLIED CONTRACT, TORTIOUS INTERFERENCE WITH CONTRACT, PROMISSORY ESTOPPEL, BREACH OF IMPLIED COVENANTS, SPECIFIC PERFORMANCE, BREACH OF FIDUCIARY DUTY, INTENTIONAL INFLICTION OF EMOTIONAL DISTRESS, NEGLIGENCE, AN ACCOUNTING, FRAUD,
NEGLIGENT   MISREPRESENTATION,   FRAUDULENT   INDUCEMENT  (INCLUDING  FRAUDULENT
INDUCEMENT TO ENTER INTO THIS AGREEMENT), CONVERSION, OR ANY CLAIM THAT ARISES PRIOR TO THE EFFECTIVE DATE OF THIS AGREEMENT, except for the obligations contained in this Agreement.

     3.3. Authority to Release and Settle. Each Party hereby expressly warrants and represents that: (i) it is the lawful owner of all Claims herein released;
(ii) it has full power and express authority to settle and release the Claims as set forth in this Agreement; (iii) it has not made any assignment or transfer of those Claims, including but not limited to assignment or transfer by subrogation or by operation of law; (iv) it knows of no person or entity that intends to assert a claim by, through, under, or on behalf of such Party; (v) it is not relying upon any statements, understandings, representations, expectations, or agreements other than those expressly set forth in this Agreement; (vi) it is represented and has been advised by counsel in connection with this Agreement, which such Party executes wholly voluntarily and of its own choice, volition, judgment, belief and knowledge, after consultation with such counsel and not under coercion or duress; (vii) it has made its own investigation of the facts and is relying solely upon its own knowledge and the advice of its counsel;
(viii) it has no expectation that the other Party will disclose to it facts material to this Agreement and (ix) it knowingly waives any claim that this Agreement was induced by any misrepresentation or nondisclosure and any right to rescind or avoid this Agreement based upon presently existing facts, known or unknown. The Parties agree and stipulate that each Party is relying upon these representations and warranties in entering into this Agreement. These representations and warranties shall survive the execution of this Agreement.

     4.0. DISMISSAL.

     4.1. Otter Creek I and FIC, through their respective attorneys of record, will execute and deliver to the Court for entry the Agreed Judgment of Dismissal attached hereto as Exhibit "A".



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     5.0. MISCELLANEOUS.

     5.1. Severability and Savings Clause. Should any clause, sentence, provision, paragraph or part of this Agreement for any reason whatsoever, be adjudged by any court of competent jurisdiction, or be held by any other competent governmental authority having jurisdiction, to be invalid, unenforceable, or illegal, such judgment or holding shall not affect, impair or invalidate the remainder of this Agreement, but shall be confined in its operation to the specific clause, sentence, provision, paragraph or part of this Agreement directly involved, and the remainder of this Agreement, wherever practicable, shall remain it full force and effect.

     5.2. GOVERNING LAW AND VENUE. THIS AGREEMENT SHALL BE EXCLUSIVELY GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF TEXAS EXCEPT THAT ANY CONFLICTS OF LAW RULE REQUIRING REFERENCE TO THE LAWS OF ANOTHER JURISDICTION SHALL BE DISREGARDED. EXCLUSIVE VENUE SHALL LIE IN THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF TEXAS, AUSTIN DIVISION, AND/OR IN THE TEXAS STATE DISTRICT COURT IN AND FOR TRAVIS COUNTY, TEXAS. ANY LAWSUIT COMMENCED BY OR BETWEEN THE PARTIES TO THIS AGREEMENT SHALL BE BROUGHT IN THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF TEXAS, AUSTIN DIVISION, AND/OR THE TEXAS STATE DISTRICT COURT IN AND FOR TRAVIS COUNTY, TEXAS, AND ALL PARTIES TO THIS AGREEMENT HEREBY CONSENT TO THE VENUE AND JURISDICTION OF THAT COURT. THIS CONSENT IS FOR PURPOSES OF THIS AGREEMENT ONLY AND DOES NOT CONSTITUTE A GENERAL CONSENT TO THE JURISDICTION OF THE STATE OR FEDERAL COURTS SITTING IN TEXAS.

     5.3. Further Assurances. The Parties agree that they shall, from time to time, execute, acknowledge, and deliver, or cause to be executed, acknowledged, and delivered to the other Parties instruments, agreements, board resolutions, proxy materials, lien waivers, and other documents as each Party shall reasonably request in order to further evidence the releases and other covenants described in this Agreement, including, but not limited to, the Agreed Judgment of Dismissal in conformance with Section 4.1.

     5.4. Entire Agreement Clause. This Agreement contains and constitutes the entire agreement and understandings of the Parties and supersedes as of the execution date all prior negotiations and discussions with respect to the subject matter of this Agreement, whether oral or written, or any claims that might have ever been made by one Party against any opposing Party. There are no representations, agreements, or inducements except as set forth expressly and specifically in this Agreement.



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     5.5. Amendments in Writing.  This Agreement may only be amended or modified by a written instrument that has been executed by the Parties and that unequivocally indicates the Parties' intention to modify this Agreement. No waiver of any breach of this Agreement shall be construed as an implied amendment or agreement to amend or modify any provision of this Agreement.

     5.6. No Author. All terms and provisions of this Agreement, and the drafting of this Agreement, have been negotiated by the Parties at arm's length and to mutual agreement, with consideration by and participation of each, and no party shall be deemed the scrivener of this Agreement.

     5.7. Construction. Words used in the Agreement of any gender or neuter shall be construed to include any other gender or neuter where appropriate. Words used in this Agreement that are either singular or plural shall be construed to include the other where appropriate.

     5.8. Captions and Headings. The Parties agree that the captions and headings contained in this Agreement are for convenience only and shall not be deemed to constitute a part of this Agreement.

     5.9. Multiple Counterparts. This Agreement may be executed in multiple counterparts, any and all of which may contain the signatures of less than all the Parties and all of which shall be construed together as a single document. Each counterpart shall be fully effective as an original when all of the Parties have executed this Agreement. Such counterparts may also be executed by telefaxed signature.

     5.10. No Admission of Fault. Neither the execution of this Agreement nor compliance with its terms, nor the consideration provided for herein, shall constitute or be construed as an admission of any fault, wrongdoing or liability whatsoever on the part of any of the Parties, or any of their agents, attorneys, representatives, or employees, but is in full settlement of disputed issues, and all such liability is expressly denied.

     5.11. No Waiver. The failure by any of the Parties to this Agreement to enforce at any time, or for any period of time, any one or more of the terms or conditions of this Agreement or a course of dealing between the Parties, shall not be a waiver of such terms or conditions or of such Party's right thereafter to enforce each and every term and condition of this Agreement.



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     SIGNED on the dates set forth  below,  to be  effective  as of the date set forth on the first page of this Agreement.


FINANCIAL INDUSTRIES CORPORATION, INC.



By___________________________________           Date: December ________, 2003
Name:  _____________________________
Title: _______________________________


OTTER CREEK MANAGEMENT, INC.



By___________________________________           Date: December ______, 2003
  Roger Keith Long
  President


OTTER CREEK PARTNERS I, L.P.

By:      Otter Creek Management, Inc.,
         its General Partner


By___________________________________           Date: December________, 2003
  Roger Keith Long
  President


OTTER CREEK INTERNATIONAL, LTD.


By___________________________________           Date: December_____, 2003
  Roger Keith Long
  Director



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